                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)                OCTOBER 30, 2003



                             COLLEGIATE PACIFIC INC.
               (Exact Name of Registrant as Specified in Charter)



            DELAWARE                       0-17293                22-2795073
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)


13950 SENLAC DRIVE, SUITE 100, DALLAS, TEXAS                        75234
  (Address of principal executive offices)                         (Zip Code)



                                 (972) 243-8100
              (Registrant's Telephone Number, Including Area Code)


          (Former Name or Former Address, if Changed Since Last Report)

ITEM 12.  DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

           The following information is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8-K.

           On October 30, 2003, Collegiate Pacific issued a press release regarding its financial results for the fiscal quarter ended September 30, 2003, and certain other information. A copy of the press release is attached as
Exhibit 99. The information in this Item 12 and Exhibit 99 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, Collegiate Pacific Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  October 30, 2003                           COLLEGIATE PACIFIC INC.



                                                  By: /s/ William R. Estill
                                                      --------------------------
                                                      William R. Estill, Chief
                                                      Financial Officer

                                  EXHIBIT INDEX


Exhibit
Number     Exhibit
------     -------
99         Press Release of Collegiate Pacific Inc. dated October 30, 2003